Exhibit 99.1

Investor Contact Information:

Anthony V. Cosentino

Executive Vice President and

Chief Financial Officer

Tony.Cosentino@YourStateBank.com

SB Financial Group, Inc. Announces Second-Quarter and Six-Month 2017 Results

Year-to-date earnings per share growth of 11.5% and loan growth of 8%

DEFIANCE, Ohio, July 20, 2017 -- SB Financial Group, Inc. (NASDAQ: SBFG) (“SB Financial” or the “Company”), a diversified financial services company providing full-service community banking, mortgage banking, wealth management, item and statement processing services, today reported earnings for the second-quarter and six-months ended June 30, 2017.

Second-quarter 2017 highlights over prior-year second quarter include:

●	Net income of $2.3 million, an increase of 2.3 percent, or $0.1 million
●	Return on average assets of 1.09 percent
●	Diluted earnings per share (EPS) of $0.37, an increase of 5.7 percent, or $0.02 per share
●	Mortgage origination volume of $97.8 million, a decrease of 11.3 percent, or $12.4 million from $110.2 million

Six-months ended June 30, 2017 highlights over prior-year six months include:

●	Net income of $4.3 million, an increase of 9.9 percent, or $0.4 million
●	Return on average assets of 1.03 percent
●	Diluted earnings per share (EPS) of $0.68, an increase of 11.5 percent, or $0.07 per share

Trailing twelve months (TTM) ended June 30, 2017 results compared to same period prior year:

●	Loan growth of $46.8 million, or 7.7 percent vs. $82.4 million or 15.8 percent
●	Deposit growth of $59.0 million, or 9.1 percent vs. $85.4 million or 15.2 percent
●	Servicing portfolio of $952.4 million, up 14.5 percent, or $120.6 million
●	Diluted earnings per share (EPS) of $1.45, an increase of 16.0 percent, or $0.20 per share

Highlights	Three Months Ended			Six Months Ended
($000’s except ratios and share data)	Jun. 2017	Jun. 2016	% Change	Jun. 2017	Jun. 2016	% Change
Operating revenue	$11,425	$10,730	6.5%	$21,733	$20,281	7.2%
Interest income	7,966	7,213	10.4	15,380	14,040	9.5
Interest expense	1,003	790	27.0	1,911	1,505	27.0
Net interest income	6,963	6,423	8.4	13,469	12,535	7.5
Noninterest income	4,462	4,307	3.6	8,264	7,746	6.7
Noninterest expense	7,806	7,407	5.4	15,188	14,302	6.2
Net income	2,317	2,265	2.3	4,310	3,920	9.9
Earnings per diluted share	0.37	0.35	5.7	0.68	0.61	11.5
Net interest margin (FTE)	3.73%	3.75%	(0.5)	3.66%	3.75%	(2.4)
Return on assets	1.09%	1.15%	(5.2)	1.03%	1.01%	2.0
Return on equity	10.45%	10.80%	(3.2)	9.80%	9.43%	3.9

“Lower mortgage originations impacted our quarterly performance, although we were pleased to show positive earnings growth from both the prior-year and linked quarters,” said Mark A. Klein, Chairman, President and CEO of SB Financial. “For the first half of this year; double digit earnings growth, strong loan and deposit volume and improving asset quality are the headlines.”

RESULTS OF OPERATIONS

Consolidated Revenue

Total operating revenue, consisting of net interest income and noninterest income, was up 6.5 percent from the second quarter of 2016, and up 10.8 percent from the linked quarter.

●	Net interest income was up 8.4 percent from the year-ago quarter, and up 7.0 percent from the linked quarter.
●	Net interest margin (FTE) was down 2 basis points from the year-ago quarter, but up 14 basis points from the linked quarter.
●	Noninterest income was up 3.6 percent from the year-ago quarter, and up 17.4 percent from the linked quarter.
●	Total revenue for the first six months of 2017 was $21.7 million compared to $20.3 million for the first six months of 2016, which is a 7.2 percent increase.

Mortgage Loan Business

Mortgage loan originations for the second quarter of 2017 were $97.8 million, down $12.4 million, or 11.3 percent, from the year-ago quarter. Total sales of originated loans were $80.0 million, down $15.1 million, or 15.9 percent from the year-ago quarter.

Net mortgage banking income, consisting of gains on the sale of mortgage loans and net loan servicing fees, was $2.3 million for the second quarter of 2017, compared to $2.0 million for the year-ago quarter, or a 14.6 percent increase. The mortgage servicing valuation adjustment for the second quarter 2017 was a negative $0.04 million, compared to a negative adjustment of $0.5 million for the second quarter of 2016. The aggregate servicing valuation impairment ended the quarter at $0.2 million. The mortgage-servicing portfolio at June 30, 2017, was $952.4 million, up $120.6 million, or 14.5 percent, from $831.8 million at June 30, 2016.

Mr. Klein noted, “Mortgage production improved this quarter, up $41 million from the linked quarter. We continue to see the shift away from refinance activity as our purchase volume was over 95 percent in the quarter. Despite an 11 percent decrease in volume from the prior year, our revenue, adjusting for impairment was only down 5.5 percent due to better pricing and operational efficiencies.”

Mortgage Banking ($000’s)
	Jun. 2017	Mar. 2017	Dec. 2016	Sep. 2016	Jun. 2016
Mortgage originations	$97,804	$56,667	$83,469	$117,209	$110,210
Mortgage sales	80,038	50,473	81,689	101,147	95,150
Mortgage servicing portfolio	952,364	917,435	899,710	868,783	831,781
Mortgage servicing rights	9,217	8,927	8,422	6,887	6,494

Mortgage servicing revenue:
Loan servicing fees	583	566	553	531	505
OMSR amortization	(303)	(218)	(462)	(397)	(309)
Net administrative fees	280	348	91	134	196
OMSR valuation adjustment	(39)	35	1,233	71	(469)
Net loan servicing fees	241	383	1,324	205	(273)
Gain on sale of mortgages	2,063	1,250	2,002	2,503	2,284
Mortgage banking revenue, net	$2,304	$1,633	$3,326	$2,708	$2,011

2

Noninterest Income and Noninterest Expense

SB Financial’s noninterest income includes revenue from a diverse group of services, such as wealth management, deposit fees and the sale of small business loans (SBA). SBA activity for the quarter was strong, with total loan volume of $4.2 million and gains of $0.4 million. Wealth management assets under the Company’s care stood at $407.3 million as of June 30, 2017. Noninterest income as a percentage of total revenue was 39.1 percent.

For the second quarter of 2017, noninterest expense (NIE) of $7.8 million, was up $0.4 million, or 5.4 percent, compared to the same quarter last year. The increase was due mainly to staffing growth in the mortgage, wealth management and SBA divisions. Compared to the linked quarter, NIE was up $0.4 million, or 5.7 percent.

Mr. Klein stated, “SBA volume was above $4 million again this quarter and we are nearing $800 thousand in loan sale gains for the year, with an average sale price of nearly 12 points. On the expense side, we continue to commit more resources to our sales and operational teams as we take market share, however the key metric of operating leverage has remained positive.”

Noninterest Income / Noninterest Expense ($000’s)
	Jun. 2017	Mar. 2017	Dec. 2016	Sep. 2016	Jun. 2016
Noninterest Income (NII)	$4,462	$3,802	$5,128	$5,015	$4,307
NII / Total Revenue	39.1%	36.9%	43.6%	42.9%	40.1%
NII / Average Assets	2.1%	1.8%	2.5%	2.5%	2.2%

Noninterest Expense (NIE)	$7,806	$7,382	$7,859	$7,930	$7,407
Efficiency Ratio	68.3%	71.6%	66.7%	67.8%	69.0%
NIE / Average Assets	3.7%	3.6%	3.9%	4.0%	3.8%
Net Noninterest Expense	(1.6)	(1.7)	(1.3)	(1.5)	(1.6)

Balance Sheet

Total assets as of June 30, 2017, were $847.7 million, up $54.5 million, or 6.9 percent, from a year ago. Total equity as of June 30, 2017, was $89.0 million, up 4.8 percent, from a year ago, and was at 10.5 percent of total assets.

Total loans held for investment were $651.6 million at June 30, 2017, up $46.8 million, or 7.7 percent, from June 30, 2016. Commercial real estate loans were up $34.2 million, or 13.1 percent, and accounted for the majority of the total loan growth. Commercial (C&I) also rose $6.7 million, or 6.6 percent, from the prior period.

The investment portfolio of $107.1 million, including Federal Reserve Bank and Federal Home Loan Bank stock, represented 12.6 percent of assets at June 30, 2017, and was up 11.3 percent from the year-ago period. Deposit balances of $707.3 million at June 30, 2017, increased by $59.0 million, or 9.1 percent, since June 30, 2016. Growth from the prior year included $11.1 million in checking and $47.9 million in savings and time deposit balances.

3

“Loan volume returned to a more anticipated level in the quarter at $24.9 million or an annualized growth rate of 16 percent,” said Mr. Klein. The loan pipeline remains strong throughout our regional markets and we continue to fund our growth with retail deposits.”

Loan Portfolio ($000’s)	Jun. 2017	Mar. 2017	Dec. 2016	Sep. 2016	Jun. 2016	Variance YOY
Commercial	$107,319	$102,392	$109,087	$101,245	$100,651	$6,668
% of Total	16.5%	16.4%	16.9%	16.4%	16.6%	6.6%
Commercial RE	296,116	282,951	284,084	268,408	261,923	34,193
% of Total	45.4%	45.1%	44.1%	43.3%	43.3%	13.1%
Agriculture	52,107	47,580	52,475	54,609	52,375	(268)
% of Total	8.0%	7.6%	8.2%	8.8%	8.7%	(0.5%)
Residential RE	137,214	136,762	142,452	139,757	135,506	1,708
% of Total	21.1%	21.8%	22.1%	22.6%	22.4%	1.3%
Consumer & Other	58,833	57,037	56,335	55,333	54,321	4,512
% of Total	9.0%	9.1%	8.7%	8.9%	9.0%	8.3%

Total Loans	$651,589	$626,722	$644,433	$619,352	$604,776	$46,813
Total Growth Percentage						7.7%

Deposit Bal. ($000’s)	Jun. 2017	Mar. 2017	Dec. 2016	Sep. 2016	Jun. 2016	Variance YOY
Non-Int DDA	$124,213	$124,664	$125,189	$116,976	$110,899	$13,314
% of Total	17.6%	17.5%	18.6%	17.7%	17.1%	12.0%
Interest DDA	127,409	133,388	131,598	135,729	129,658	(2,249)
% of Total	18.0%	18.7%	19.5%	20.5%	20.0%	(1.7%)
Savings	104,720	103,901	95,594	89,265	84,975	19,745
% of Total	14.8%	14.6%	14.2%	13.5%	13.1%	23.2%
Money Market	130,987	138,915	122,976	126,501	134,365	(3,378)
% of Total	18.5%	19.5%	18.3%	19.1%	20.7%	(2.5%)
Certificates	220,004	212,047	197,716	193,673	188,403	31,601
% of Total	31.1%	29.7%	29.4%	29.3%	29.1%	16.8%

Total Deposits	$707,333	$712,915	$673,073	$662,144	$648,300	$59,033
Total Growth Percentage						9.1%

4

Asset Quality

SB Financial maintained its high-performing peer asset quality level during the quarter, reporting non-performing assets of $3.9 million as of June 30, 2017, down $4.3 million, or 52.5 percent, from the year-ago quarter. The decrease from the prior year resulted in the full principal payoff of two existing delinquent commercial real estate credits. SB Financial’s nonperforming assets to total assets ratio of 0.46 percent is down from the 1.04 percent at June 30, 2016. The coverage of problem loans by the loan loss allowance was at 205.1 percent at June 30, 2017, up from the 92.3 percent at June 30, 2016.

Summary of Nonperforming Assets ($000’s)

Nonperforming Category	Jun. 2017	Mar. 2017	Dec. 2016	Sep. 2016	Jun. 2016	Variance YOY
Commercial & Agriculture	$132	$187	$194	$151	$158	$(26)
% of Total Com./Ag. loans	0.08%	0.13%	0.12%	0.10%	0.12%	(16.5%)
Commercial RE	1,049	939	1,194	1,393	5,309	(4,260)
% of Total CRE loans	0.35%	0.33%	0.42%	0.52%	2.02%	(80.2%)
Residential RE	1,115	1,126	1,162	1,152	1,088	27
% of Total Res. RE loans	0.81%	0.82%	0.82%	0.82%	0.80%	2.5%
Consumer & Other	154	130	187	193	138	16
% of Total Con./Oth. loans	0.26%	0.23%	0.33%	0.35%	0.25%	11.6%
Total Nonaccruing Loans	2,450	2,382	2,737	2,889	6,693	(4,243)
% of Total loans	0.38%	0.38%	0.43%	0.47%	1.11%	(63.4%)
Accruing Restructured Loans	1,366	1,383	1,590	1,588	1,381
Total Nonaccruing & Restructured Loans	$3,816	$3,765	$4,327	$4,477	$8,074	$(4,258)
% of Total loans	0.59%	0.60%	0.67%	0.72%	1.34%	(52.7%)
Foreclosed Assets	94	950	994	73	157
Total Nonperforming Assets	$3,910	$4,715	$5,321	$4,550	$8,231	$(4,321)
% of Total assets	0.46%	0.56%	0.65%	0.57%	1.04%	(52.5%)

Webcast and Conference Call

The Company will hold a related conference call and webcast on July 21, 2017, at 11:00 a.m. EDT. Interested parties may access the conference call by dialing 1-888-338-9469. The webcast can be accessed at http://www.yoursbfinancial.com/investorrelations.html. An audio replay of the call will be available on the SB Financial website.

About SB Financial Group

Headquartered in Defiance, Ohio, SB Financial is a diversified financial services holding company with two operating subsidiaries: State Bank and Diverse Computer Marketers (DCM). State Bank provides a full range of financial services for consumers and small businesses, including wealth management, private client services, mortgage banking and commercial and agricultural lending, operating through a total of 19 banking centers; 18 in nine Ohio counties and one center in Fort Wayne, Indiana, and 24 full-service ATMs. The Company has six loan production offices located throughout the Tri-State region of Ohio, Indiana and Michigan. DCM provides item processing and statement production services to community banks located primarily in the Midwest. SB Financial’s common stock is listed on the NASDAQ Capital Market under the symbol “SBFG”.  SB Financial’s preferred stock is listed on the NASDAQ Capital Market under the symbol “SBFGP”.

In May 2017, SB Financial was ranked #145 on the American Banker Magazine’s list of Top 200 Publicly Traded Community Banks and Thrifts based on three-year average return on equity (“ROE”).

5

Forward-Looking Statements

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking industry, changes in economic conditions in the market areas in which SB Financial and its subsidiaries operate, changes in policies by regulatory agencies, changes in accounting standards and policies, changes in tax laws, fluctuations in interest rates, demand for loans in the market areas in SB Financial and its subsidiaries operate, increases in FDIC insurance premiums, changes in the competitive environment, losses of significant customers, geopolitical events, the loss of key personnel and other risks identified in SB Financial’s Annual Report on Form 10-K and documents subsequently filed by SB Financial with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and SB Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made, except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial or any person acting on its behalf are qualified by these cautionary statements.

Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this release contains certain non-GAAP financial measures. Management believes that including certain non-GAAP financial measures will provide investors with information useful in understanding the Company’s financial performance, its performance trends and financial position. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results.

###

6

SB FINANCIAL GROUP, INC.

CONSOLIDATED BALANCE SHEETS - (Unaudited)

	June	March	December	September	June
($ in Thousands)	2017	2017	2016	2016	2016

ASSETS
Cash and due from banks	$21,385	45,740	17,012	25,167	29,945

Securities available for sale, at fair value	103,347	107,937	90,129	92,689	92,472
Other securities - FRB and FHLB Stock	3,748	3,748	3,748	3,748	3,748

Total investment securities	107,095	111,685	93,877	96,437	96,220

Loans held for sale	9,437	5,104	4,434	5,865	8,441

Loans, net of unearned income	651,589	626,722	644,433	619,352	604,776
Allowance for loan losses	(7,825)	(7,679)	(7,725)	(7,320)	(7,450)

Net loans	643,764	619,043	636,708	612,032	597,326

Premises, equipment and software, net	20,740	19,909	19,129	18,673	18,806
Cash surrender value of life insurance	13,859	13,791	13,725	13,653	13,581
Goodwill & other intangibles	16,417	16,419	16,422	16,426	16,429
Foreclosed assets held for sale, net	94	950	994	73	157
Mortgage servicing rights	9,217	8,727	8,422	6,887	6,494
Accrued interest receivable	1,411	1,462	1,512	1,641	1,397
Other assets	4,249	4,018	3,770	4,946	4,367

Total assets	$847,668	846,848	816,005	801,800	793,163

LIABILITIES AND EQUITY
Deposits
Non interest bearing demand	$124,213	124,664	125,189	116,976	110,899
Interest bearing demand	127,409	133,388	131,598	135,729	129,658
Savings deposits	104,720	103,901	95,594	89,265	84,975
Money market deposits	130,987	138,915	122,976	126,501	134,365
Time deposits	220,004	212,047	197,716	193,673	188,403

Total deposits	707,333	712,915	673,073	662,144	648,300

Advances from Federal Home Loan Bank	20,500	15,500	26,500	23,000	23,000
Repurchase agreements	11,175	11,796	10,532	11,363	17,797
Trust preferred securities	10,310	10,310	10,310	10,310	10,310
Accrued interest payable	563	450	408	427	384
Other liabilities	8,756	7,849	8,634	8,293	8,422

Total liabilities	758,637	758,820	729,457	715,537	708,213

Equity
Preferred shares	13,983	13,983	13,983	13,983	13,983
Common shares	12,569	12,569	12,569	12,569	12,569
Additional paid-in capital	15,260	15,224	15,362	15,370	15,367
Retained earnings	49,851	48,118	46,688	44,933	42,925
Accumulated other comprehensive income	340	136	51	1,237	1,552
Treasury shares	(2,972)	(2,002)	(2,105)	(1,829)	(1,446)

Total equity	89,031	88,028	86,548	86,263	84,950

Total liabilities and equity	$847,668	846,848	816,005	801,800	793,163

7

SB FINANCIAL GROUP, INC.

CONSOLIDATED STATEMENTS OF INCOME - (Unaudited)

($ in thousands - except share data)	At and for the Three Months Ended					Six Months Ended
	June	March	December	September	June	June	June
Interest income	2017	2017	2016	2016	2016	2017	2016
Loans
Taxable	$7,243	6,800	6,984	6,954	6,648	14,043	12,908
Nontaxable	21	20	20	22	24	41	33
Securities
Taxable	569	461	364	378	392	1,030	794
Nontaxable	133	133	144	145	149	266	305
Total interest income	7,966	7,414	7,512	7,499	7,213	15,380	14,040

Interest expense
Deposits	863	748	709	677	647	1,611	1,192
Repurchase Agreements & Other	6	4	2	5	4	10	9
Federal Home Loan Bank advances	63	86	86	83	77	149	183
Trust preferred securities	71	70	68	63	62	141	121
Total interest expense	1,003	908	865	828	790	1,911	1,505

Net interest income	6,963	6,506	6,647	6,671	6,423	13,469	12,535

Provision for loan losses	200	-	500	-	-	200	250

Net interest income after provision for loan losses	6,763	6,506	6,147	6,671	6,423	13,269	12,285

Noninterest income
Wealth Management Fees	704	667	657	695	643	1,371	1,276
Customer service fees	667	640	653	692	680	1,307	1,360
Gain on sale of mtg. loans & OMSR's	2,063	1,250	2,002	2,503	2,284	3,313	3,667
Mortgage loan servicing fees, net	241	383	1,324	205	(273)	624	(719)
Gain on sale of non-mortgage loans	369	430	52	327	151	799	600
Data service fees	184	193	184	223	233	377	510
Net gain on sales of securities	-	-	-	59	92	-	203
Gain/(loss) on sale/disposal of assets	8	2	-	(31)	186	10	208
Other income	226	237	256	342	311	463	641
Total non-interest income	4,462	3,802	5,128	5,015	4,307	8,264	7,746

Noninterest expense
Salaries and employee benefits	4,667	4,386	4,656	4,672	4,314	9,053	8,093
Net occupancy expense	552	560	533	523	524	1,112	1,089
Equipment expense	683	641	735	649	639	1,324	1,234
Data processing fees	396	370	384	352	339	766	644
Professional fees	417	363	404	380	326	780	642
Marketing expense	206	195	154	123	199	401	370
Telephone and communication	113	116	111	101	102	229	201
Postage and delivery expense	59	174	148	154	162	233	359
State, local and other taxes	170	167	154	170	171	337	270
Employee expense	183	145	182	117	128	328	246
Other expenses	360	265	398	689	503	625	1,154
Total non-interest expense	7,806	7,382	7,859	7,930	7,407	15,188	14,302

Income before income tax expense	3,419	2,926	3,416	3,756	3,323	6,345	5,729
Income tax expense	1,102	933	1,098	1,209	1,058	2,035	1,809

Net income	$2,317	1,993	2,317	2,547	2,265	4,310	3,920

Preferred Share Dividends	244	244	244	244	244	488	488

Net income available to common shares	2,073	1,749	2,073	2,303	2,021	3,822	3,432

Common share data:
Basic earnings per common share	$0.43	0.36	0.43	0.47	0.41	0.79	0.70
Diluted earnings per common share	$0.37	0.31	0.37	0.40	0.35	0.68	0.61

Average shares outstanding ($ in thousands):
Basic:	4,827	4,859	4,846	4,874	4,893	4,839	4,894
Diluted:	6,351	6,387	6,359	6,376	6,390	6,366	6,396

8

SB FINANCIAL GROUP, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS - (Unaudited)

($ in thousands, except per share data)	At and for the Three Months Ended					Six Months Ended
	June	March	December	September	June	June	June
SUMMARY OF OPERATIONS	2017	2017	2016	2016	2016	2017	2016

Net interest income	$6,963	6,506	6,647	6,671	6,423	13,469	12,535
Tax-equivalent adjustment	$79	79	84	86	89	158	174
Tax-equivalent net interest income	$7,042	6,585	6,731	6,757	6,512	13,627	12,709
Provision for loan loss	$200	-	500	-	-	200	250
Noninterest income	$4,462	3,802	5,128	5,015	4,307	8,264	7,746
Total operating revenue	$11,425	10,308	11,775	11,686	10,730	21,733	20,281
Noninterest expense	$7,806	7,382	7,859	7,930	7,407	15,188	14,302
Pre-tax pre-provision income	$3,619	2,926	3,916	3,756	3,323	6,545	5,979
Pretax income	$3,419	2,926	3,416	3,756	3,323	6,345	5,729
Net income	$2,317	1,993	2,317	2,547	2,265	4,310	3,920
Income available to common shareholders	$2,073	1,749	2,073	2,303	2,021	3,822	3,433

PER SHARE INFORMATION:
Basic earnings per share	$0.43	0.36	0.43	0.47	0.41	0.79	0.70
Diluted earnings per share	$0.37	0.31	0.37	0.40	0.35	0.68	0.61
Common dividends	$0.070	0.065	0.065	0.060	0.060	0.135	0.115
Book value per common share	$14.21	13.92	13.75	13.67	13.39	14.21	13.39
Tangible book value per common share	$12.20	11.83	11.59	11.49	11.15	12.20	11.15
Market price per common share	$16.88	16.72	16.05	12.53	10.87	16.88	10.87
Market price per preferred share	$16.89	16.85	15.85	13.50	11.83	16.89	11.83

PERFORMANCE RATIOS:
Return on average assets (ROAA)	1.09%	0.96%	1.14%	1.28%	1.15%	1.03%	1.01%
Pre-tax pre-provision ROAA	1.70%	1.41%	1.92%	1.89%	1.69%	1.56%	1.55%
Return on average equity	10.45%	9.13%	10.72%	11.90%	10.80%	9.80%	9.43%
Return on average tangible equity	15.91%	14.00%	16.54%	18.45%	16.94%	14.97%	14.87%
Efficiency ratio	68.30%	71.59%	66.71%	67.83%	69.00%	69.88%	70.49%
Earning asset yield	4.26%	4.08%	4.17%	4.29%	4.20%	4.18%	4.19%
Cost of interest bearing liabilities	0.64%	0.60%	0.58%	0.56%	0.55%	0.62%	0.53%
Net interest margin	3.69%	3.55%	3.64%	3.77%	3.69%	3.62%	3.69%
Tax equivalent effect	0.04%	0.04%	0.05%	0.05%	0.06%	0.04%	0.06%
Net interest margin, tax equivalent	3.73%	3.59%	3.69%	3.82%	3.75%	3.66%	3.75%
Non interest income/Average assets	2.09%	1.84%	2.52%	2.52%	2.20%	1.97%	2.00%
Non interest expense/Average assets	3.66%	3.57%	3.86%	3.98%	3.78%	3.62%	3.70%
Net noninterest expense/Average assets	1.57%	1.73%	1.34%	1.46%	1.58%	1.65%	1.70%

ASSET QUALITY RATIOS:
Gross charge-offs	$69	51	269	136	2	120	96
Recoveries	$15	5	175	6	247	20	306
Net charge-offs	$54	46	95	130	(245)	100	(210)
Nonaccruing loans/ Total loans	0.38%	0.38%	0.42%	0.47%	1.11%	0.38%	1.11%
Nonperforming loans/ Total loans	0.59%	0.60%	0.67%	0.72%	1.34%	0.59%	1.34%
Nonperforming assets/ Loans & OREO	0.60%	0.75%	0.82%	0.73%	1.36%	0.60%	1.36%
Nonperforming assets/ Total assets	0.46%	0.56%	0.65%	0.57%	1.04%	0.46%	1.04%
Allowance for loan loss/ Nonperforming loans	205.06%	203.96%	178.53%	163.50%	92.27%	205.06%	92.27%
Allowance for loan loss/ Total loans	1.20%	1.23%	1.20%	1.18%	1.23%	1.20%	1.23%
Net loan charge-offs/ Average loans (ann.)	0.03%	0.03%	0.06%	0.08%	(0.16%)	0.03%	(0.07%)
Loan loss provision/ Net charge-offs	370.37%	0.00%	526.32%	0.00%	0.00%	200.00%	(119.05%)

CAPITAL & LIQUIDITY RATIOS:
Loans/ Deposits	92.12%	87.91%	95.74%	93.54%	93.29%	92.12%	93.29%
Equity/ Assets	10.50%	10.39%	10.61%	10.76%	10.71%	10.50%	10.71%
Tangible equity/ Tangible assets	7.05%	6.94%	7.02%	7.11%	7.02%	7.05%	7.02%
Tangible equity adjusted for conversion	8.74%	8.62%	8.77%	8.89%	8.82%	8.74%	8.82%

END OF PERIOD BALANCES
Total assets	$847,668	846,848	816,005	801,800	793,163	847,668	793,163
Total loans	$651,589	626,722	644,433	619,352	604,776	651,589	604,776
Deposits	$707,333	712,915	673,073	662,144	648,300	707,333	648,300
Stockholders equity	$89,031	88,028	86,548	86,263	84,950	89,031	84,950
Goodwill & intangibles	$16,417	16,419	16,422	16,426	16,429	16,417	16,429
Preferred equity	$13,983	13,983	13,983	13,983	13,983	13,983	13,983
Tangible equity	$58,631	57,626	56,143	55,854	54,538	58,631	54,538
Mortgage servicing portfolio	$952,364	917,435	899,710	868,783	831,781	952,364	831,781
Wealth/Brokerage assets under care	$407,268	404,290	378,131	375,787	367,223	407,268	367,223
Total assets under care	$2,207,300	2,168,573	2,093,846	2,046,370	1,992,167	2,207,300	1,992,167
Full-time equivalent employees	237	231	227	224	223	237	223
Period end basic shares outstanding	4,807	4,873	4,844	4,860	4,892	4,807	4,892
Period end outstanding (Series A Converted)	1,459	1,452	1,452	1,452	1,452	1,459	1,452

AVERAGE BALANCES
Total assets	$852,526	827,514	814,423	796,027	784,353	840,044	772,806
Total earning assets	$754,736	734,378	729,525	707,679	694,629	743,703	678,259
Total loans	$644,658	637,490	634,664	614,731	596,724	641,094	582,824
Deposits	$717,472	683,639	672,226	650,751	644,429	700,598	630,216
Stockholders equity	$88,637	87,344	86,433	85,616	83,894	87,985	83,148
Intangibles	$16,418	16,421	16,424	16,427	16,431	16,419	16,432
Preferred equity	$13,983	13,983	13,983	13,983	13,983	13,983	13,983
Tangible equity	$58,236	56,940	56,026	55,206	53,480	57,583	52,733
Average basic shares outstanding	4,827	4,859	4,846	4,874	4,893	4,839	4,894
Average diluted shares outstanding	6,351	6,387	6,359	6,376	6,390	6,366	6,396

9

SB FINANCIAL GROUP, INC.

Rate Volume Analysis - (Unaudited)

  At and for the Three and Six Months Ended June 30, 2017 and 2016

($ in Thousands)	Three Months Ended Jun. 30, 2017			Three Months Ended Jun. 30, 2016
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Taxable securities	$95,748	569	2.38%	$82,418	392	1.90%
Nontaxable securities	14,330	202	5.62%	15,487	226	5.84%
Loans, net	644,658	7,274	4.51%	596,724	6,684	4.48%

Total earning assets	754,736	8,045	4.26%	694,629	7,302	4.20%

Cash and due from banks	38,905			34,704
Allowance for loan losses	(7,756)			(7,429)
Premises and equipment	21,062			19,192
Other assets	45,579			43,257

Total assets	$852,526			$784,353

Liabilities
Savings and interest bearing demand	$371,352	194	0.21%	$345,418	127	0.15%
Time deposits	219,716	669	1.22%	185,674	520	1.12%
Repurchase agreements & Other	9,728	6	0.25%	15,066	4	0.11%
Advances from Federal Home Loan Bank	15,995	63	1.58%	21,176	77	1.45%
Trust preferred securities	10,310	71	2.75%	10,310	62	2.41%

Total interest bearing liabilities	627,101	1,003	0.64%	577,644	790	0.55%

Non interest bearing demand	126,404	-		113,337

Total funding	753,505		0.53%	690,981		0.46%

Other liabilities	10,384			9,478

Total liabilities	763,889			700,459

Equity	88,637			83,894

Total liabilities and equity	$852,526			$784,353

Net interest income (tax equivalent basis)		$7,042			$6,512

Net interest income as a percent of average interest-earning assets			3.73%			3.75%

10

	Six Months Ended Jun. 30, 2017			Six Months Ended Jun. 30, 2016
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Taxable securities	$88,363	1,030	2.33%	$79,517	794	2.00%
Nontaxable securities	14,246	403	5.66%	15,918	462	5.80%
Loans, net	641,094	14,105	4.40%	582,824	12,958	4.45%

Total earning assets	743,703	15,538	4.18%	678,259	14,214	4.19%

Cash and due from banks	38,285			39,001
Allowance for loan losses	(7,778)			(7,274)
Premises and equipment	20,829			19,299
Other assets	45,005			43,520

Total assets	$840,044			$772,805

Liabilities
Savings and interest bearing demand	$364,982	366	0.20%	$341,141	240	0.14%
Time deposits	211,460	1,245	1.18%	176,485	952	1.08%
Repurchase agreements & Other	11,753	10	0.17%	15,792	9	0.11%
Advances from Federal Home Loan Bank	19,464	149	1.53%	24,113	183	1.52%
Trust preferred securities	10,310	141	2.74%	10,310	121	2.35%

Total interest bearing liabilities	617,969	1,911	0.62%	567,841	1,505	0.53%

Non interest bearing demand	124,156		0.52%	112,590		0.44%

Total funding	742,125			680,431

Other liabilities	9,934			9,226

Total liabilities	752,059			689,657

Equity	87,985			83,148

Total liabilities and equity	$840,044			$772,805

Net interest income (tax equivalent basis)		$13,627			$12,709

Net interest income as a percent of average interest-earning assets			3.66%			3.75%

11